EXHIBIT 99.1

                                VOTING AGREEMENT
                                ----------------

         This VOTING AGREEMENT (this "Agreement") is made and entered into as of May 2, 2007, by and among INVENSYS SYSTEMS, INC., a Massachusetts corporation ("Parent"), SIDUS ACQUISITION CORP., a Delaware corporation and wholly-owned subsidiary of Parent ("Merger Sub"), each undersigned stockholder (each, a "Stockholder") of CIMNET, INC., a Delaware corporation (the "Company"), and, solely for the purposes of Section 4.3 hereof, the Company. Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement (defined below).

                              W I T N E S S E T H:

         WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of even date herewith, by and among Parent, Merger Sub and the Company (the "Merger Agreement"), Parent has agreed to acquire the outstanding capital stock of the Company pursuant to a statutory merger of Merger Sub with and into the Company in which outstanding shares of capital stock of the Company will be converted into the right to receive, in the aggregate, the Total Merger Consideration;

         WHEREAS, as a condition to the willingness of Parent and Merger Sub to enter into the Merger Agreement and as an inducement and in consideration therefor, each Stockholder has agreed to enter into this Agreement; and

         WHEREAS, each Stockholder is the record and legal owner of that number of shares of common stock, par value $0.0001 per share ("Common Stock") of the Company set forth opposite such Stockholder's name on Exhibit A hereto (the "Shares") (such Shares, together with any New Shares (as defined in Section 1.2), being referred to herein as the "Subject Shares").

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereby agree as follows:

         1.       Agreement to Retain Subject Shares.
                  ----------------------------------

         1.1 Prior to the Expiration Date (as defined below), each Stockholder agrees not to: (a) transfer, assign, sell, gift-over, pledge or otherwise dispose of, or consent to any of the foregoing, any or all of the Subject Shares or any right or interest therein ("Transfer"); (b) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer; (c) grant any proxy, power-of-attorney or other authorization or consent with respect to any of the Subject Shares (other than the proxy contemplated in Section 3 herein); or (d) deposit any of the Subject Shares into a voting trust, or enter into a voting agreement or arrangement with respect to any of the Subject Shares. As used herein, the term "Expiration Date" shall mean the earlier to occur of (x) the Effective Time, or (y) termination of the Merger Agreement in accordance with the terms thereof.

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         1.2      "New Shares" means:

                  (a) any shares of capital stock or voting securities of the Company that a Stockholder purchases or with respect to which such Stockholder otherwise acquires beneficial ownership (whether through the exercise of any options, warrants or other rights to purchase shares of Common Stock or otherwise) after the date of this Agreement and prior to the Expiration Date; and

                  (b) any shares of capital stock or voting securities of the Company that a Stockholder becomes the beneficial owner of as a result of any change in Common Stock by reason of a stock dividend, stock split, split-up, recapitalization, reorganization, business combination, consolidation, exchange of shares, or any similar transaction or other change in the capital structure of the Company affecting the Common Stock.

         2.       Agreement to Vote Subject Shares and Take Certain Other
                  Action.

         2.1 Prior to the Expiration Date, at every meeting of the stockholders of the Company, however called, or in connection with any written consent of the stockholders of the Company at which any of the following matters is considered or voted upon, and at every adjournment or postponement thereof, each Stockholder shall vote or cause to be voted his/her Subject Shares:

                  (a) in favor of the Merger, the adoption of the Merger Agreement and the transactions contemplated thereby;

                  (b) against approval of any proposal made in opposition to or competition with consummation of the Merger;

                  (c) against any Takeover Proposal from any party other than Parent or an Affiliate of Parent;

                  (d) against any extraordinary corporate transaction (other than the Merger), such as a merger, consolidation, business combination, tender or exchange offer, reorganization, recapitalization, sale, lease or transfer of a material amount of the assets or securities of the Company (other than in connection with the Merger);

                  (e) against any proposal or action which could reasonably be expected to, impede, frustrate, prevent, prohibit, delay or discourage any of the transactions contemplated by the Merger Agreement;

                  (f) against any amendment of the Company Certificate or the Company By-laws, which has the effect of or which could reasonably be expected to impede, frustrate, prevent, prohibit, delay or discourage any of the transactions contemplated by the Merger Agreement; and

                  (g) against any dissolution, liquidation or winding up of the Company.

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         2.2      Prior to the Expiration Date, each Stockholder, as the holder of the Subject Shares set forth opposite his/her name on Exhibit A hereto, shall be present, in person or by proxy, at all meetings of stockholders of the Company at which the matters referred to in Section 2.1 are to be voted upon so that all Subject Shares are counted for the purposes of determining the presence of a quorum at such meetings.

         2.3 Between the date of this Agreement and the Expiration Date, each Stockholder agrees not to, and will not permit any entity under such Stockholder's control (other than the Company) to, (a) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Rule 14A under the Exchange Act) with respect to an Opposing Proposal (as defined below) or (b) initiate a stockholders' vote with respect to an Opposing Proposal or (c) become a member of a "group" (as such term is used in Section 13(d) of the Exchange
Act) with respect to any voting securities of the Company with respect to an Opposing Proposal. For purposes of this Agreement, the term "Opposing Proposal" means any of the actions or proposals described in clauses (b) through (g) of
Section 2.1; provided, however, that notwithstanding anything to the contrary contained herein, at any time prior to the Expiration Date, each Stockholder and his/her Representatives shall be permitted to participate in any discussions or negotiations with any Person regarding an Opposing Proposal to the extent that
(x) such Stockholder's participation is requested by the Company, and (y) such discussions or negotiations, if conducted by the Company, would then be permitted under the terms of the Merger Agreement. For purposes of this Agreement, the term "Representative" means each agent and representative (including without limitation any investment banker, financial advisor, attorney, accountant or other representative retained by or acting on behalf of any Stockholder).

         2.4 Nothing in this Agreement shall limit or restrict any Stockholder from (a) taking any action in such Stockholder's capacity as a director of the Company, to the extent applicable, or (b) voting, in such Stockholder's sole discretion, on any matter other than the matters referred to in Section 2.1 of this Agreement.

         3.       Grant of Irrevocable Proxy Coupled with an Interest.
                  ---------------------------------------------------

         3.1 Each Stockholder hereby revokes any and all other proxies in respect of any Subject Shares and agrees that during the period commencing on the date hereof and ending on the Expiration Date, such Stockholder hereby irrevocably appoints Parent, Merger Sub or any individual designated by Parent or Merger Sub as such Stockholder's agent, attorney-in-fact and proxy (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote (or cause to be voted) the Subject Shares held of record by such Stockholder, in the manner set forth in Section 2.1, at any meeting of the stockholders of the Company, however called, or in connection with any written consent of the stockholders of the Company. Parent may terminate this proxy with respect to any Stockholder at any time at its sole election by written notice provided to such Stockholder.

         3.2      Each Stockholder acknowledges that the proxy set forth in this
Section 3 is irrevocable until the Expiration Date, is coupled with an interest, and is granted in consideration of Parent and Merger Sub entering into the Merger Agreement. Each Stockholder will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy

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and/or this Agreement. The proxy granted herein is intended to comply with the requirements of Section 212 of the DGCL applicable to irrevocable proxies.

         3.3 The vote of the proxyholder shall control in any conflict between the vote by the proxyholder of Stockholder's Subject Shares and a vote by Stockholder of Stockholder's Subject Shares.

         4. Representations, Warranties and Covenants of Stockholder. Each Stockholder, severally and not jointly, hereby represents, warrants and covenants to Parent as follows:

         4.1 (a) Such Stockholder is the record owner of the Subject Shares; (b) the Subject Shares set forth opposite his/her name on Exhibit A hereto constitute such Stockholder's entire interest in the outstanding capital stock and voting securities of the Company as of the date hereof; (c) the Subject Shares are, and will be, at all times up until the Expiration Date, free and clear of any liens, claims, options, charges, security interests, proxies, voting trusts, agreements, rights, understandings or arrangements, or exercise of any rights of a stockholder in respect of the Subject Shares or other encumbrances; (d) such Stockholder has voting power and the power of disposition with respect to all of the Subject Shares set forth opposite his/her name on Exhibit A hereto outstanding on the date hereof, and will have voting power and power of disposition with respect to all of the Subject Shares acquired by such Stockholder after the date hereof; and (e) such Stockholder's principal residence or place of business is accurately set forth on Exhibit A hereto.

         4.2 Such Stockholder has full power and legal capacity to execute and deliver this Agreement and to comply with and perform such Stockholder's obligations hereunder. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms. The execution and delivery of this Agreement by such Stockholder does not, and the performance of Stockholder's obligations hereunder will not result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right to terminate, amend, accelerate or cancel any right or obligation under, or result in the creation of any lien or encumbrance on any Subject Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Stockholder is a party or by which Stockholder or the Subject Shares are or will be bound or affected.

         4.3 Each Stockholder hereby unconditionally and irrevocably instructs the Company not to and the Company shall not, (a) permit the Transfer of, or any grant of authority to vote with respect to, his/her Subject Shares, in violation of this Agreement on its books and records by such Stockholder, (b) issue a new certificate representing any such Subject Shares or (c) record such vote unless and until such Stockholder shall have complied with the terms of this Agreement.

         4.4 Each Stockholder shall, and shall cause each of his/her Representatives (each, a "Stockholder Representative") to, immediately cease any discussions or negotiations with any other parties conducted heretofore (other than Parent and its Affiliates) with respect to any Takeover Proposal. Each Stockholder shall not, nor shall it permit his/her Stockholder Representatives

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to, directly or indirectly through another person, (i) solicit, initiate or encourage (including by way of furnishing non-public information), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes a Takeover Proposal or (ii) solicit, initiate, encourage, facilitate or otherwise participate in any discussions or negotiations regarding, or otherwise cooperate in any way with, any Takeover Proposal. Notwithstanding the foregoing, the Stockholder shall not be deemed to have acted in violation of the provisions of this Section 4.4 if (i) it shall respond to an unsolicited Takeover Proposal by doing nothing more than providing the party making such unsolicited Takeover Proposal (the "Interested Acquiror") copies of the Merger Agreement prior to the time that the Merger Agreement is publicly filed with the SEC, (ii) in response to a specific request made by an Interested Acquiror, the Company's legal counsel engages in non-substantive discussions with the Interested Acquiror for the sole purpose of clarifying the procedural requirements set forth in Sections 5.02, 6.05, and 8.01 of the Merger Agreement to be followed by the Interested Acquiror, the Company, and the Company's Board of Directors as a condition precedent to consummation by such Interested Acquiror of a Takeover Proposal, or (iii) the Stockholder shall provide financial information or other information regarding the Company pursuant to contractual obligations of the Company existing as of the date hereof and set forth in Section 5.02(a) of the Company Disclosure Letter, if and only if the party receiving such information from the Company is a party to such contractual obligation and such party is not a person making a Takeover Proposal; provided, however, that the Stockholder shall provide Parent as promptly as reasonably practicable (and, in any event, within 24 hours) with oral and written notice of any actions taken pursuant to the penultimate sentence of this Section 4.4. Without limiting the foregoing, it is agreed that any violation of the foregoing by the Stockholders or any Stockholder Representative shall be a violation of
Section 5.02 of the Merger Agreement by the Company.

         4.5 Each Stockholder hereby agrees to notify Parent as promptly as practicable (an in any event within 24 hours after receipt) in writing of (i) the number of New Shares which the Stockholder acquires on or after the date hereof, and (ii) any inquiries or proposals which are received by, any information which is requested from, or any negotiations or discussions which are sought to be initiated or continued with, the Stockholder or any of its Representatives with respect to any Takeover Proposal or any other matter referred to in Section 4.4 above (including the material terms thereof and the identity of such person(s) making such inquiry or proposal, requesting such information or seeking to initiate or continue such negotiations or discussions, as the case may be). Each Stockholder will keep Parent informed on a reasonably current basis of material developments with respect to such Takeover Proposal.

         5.       Termination. This Agreement and the proxy granted pursuant to
Section 3 hereof and all obligations of each Stockholder hereunder and thereunder shall terminate and shall have no further force or effect as of the Expiration Date.

         6. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under applicable Law, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, this Agreement shall automatically be deemed to be modified so as to effect the original intent of

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

the parties as closely as possible in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

         7. Binding Effect and Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the written consent of the other parties, except that Merger Sub may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to Parent or to any direct or indirect wholly owned Subsidiary of Parent, provided that no such assignment shall relieve Merger Sub of any of its obligations hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns. Any assignment in violation of the preceding sentence shall be void.

         8. Amendment and Modification. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         9. Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at Law for a violation of any of the covenants or agreements of each Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at Law or in equity and each such Stockholder hereby waives any and all defenses which could exist in his/her favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.

         10. Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed given if delivered personally, or sent by overnight courier (providing proof of delivery) or transmitted by facsimile to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  if to Parent or Merger Sub, to:

                          Invensys Systems, Inc.
                          c/o Invensys plc
                          Portland House
                          Bressenden Place
                          London SW1E 5BF
                          Attention: Company Secretary
                          Facsimile No.: 44.207.821.3806
                          with copies to (which shall not constitute notice):

                          McGuireWoods LLP
                          One James Center
                          Richmond, VA 23219
                          Attention: Bryce D. Jewett III
                          Facsimile No.: 804.698.2249

                          and

                          Invensys Systems, Inc.
                          Wonderware Business Unit
                          26561 Rancho Parkway South
                          Lake Forest, CA 92630
                          Attention: Stephen F. Halsey
                          Facsimile No.: 949.639.1463

                  if to the Company, to:

                          CIMNET, Inc.
                          925 Berkshire Blvd.
                          Wyomissing, PA 19610
                          Attention: John D. Richardson, Chief Executive Officer Facsimile No.: 610.736.0230

                          with a copy to (which shall not constitute notice):

                          Brown & Rudnick LLP
                          Seven Times Square
                          New York, New York 10036
                          Attention: Alan N. Forman
                          Facsimile No.: 212.938.2812

         11. Expenses. Each party hereto shall pay their own expenses incurred in connection with this Agreement.

         12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflict of laws thereof.

         13. Submission to Jurisdiction. Each party hereby irrevocably and unconditionally agrees that any action, suit or proceeding, at Law or equity, arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall only be brought in any federal court of the State of Delaware or the Court of Chancery of the State of Delaware, and hereby irrevocably and unconditionally expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and hereby irrevocably and unconditionally waives (by way of motion, as a defense or otherwise) any and all jurisdictional, venue and convenience objections or defenses that such party may have in such action, suit or proceeding. Each party hereby irrevocably and

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unconditionally consents to the service of process of any of the aforementioned courts, in the manner provided for notice in Section 10 or otherwise. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgments obtained in any action, suit or proceeding brought pursuant to this
Section 13.

         14. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with their obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of their right to exercise any such or other right, power or remedy or to demand such compliance.

         15.      Entire Agreement; No Third-Party Beneficiaries. This Agreement
(a) constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement and (b) is not intended to confer upon any Person other than the parties any rights or remedies.

         16. Counterparts; Fax Signatures. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Signatures on this Agreement and certain other documents to be delivered in connection with this Agreement may be delivered by facsimile in lieu of an original signature, and Parent, Merger Sub, each of the Stockholders and the Company agree to treat such signatures as original signatures and shall be bound thereby.

         17. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

         18. Several Liabilities. The representations, warranties, covenants and agreements of each Stockholder are made and given severally only, and not jointly and severally, and no Stockholder shall have any liability to Parent, Merger Sub, the Company or any other person for any breach of this Agreement by any other Stockholder party hereto.

                  [Remainder of Page Intentionally Left Blank]


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.


                                       INVENSYS SYSTEMS, INC.


                                       By: /s/ NATHAN BLACKWELL
                                           ------------------------------------
                                           Name:    Nathan Blackwell
                                           Title:   Attorney In Fact


                                       SIDUS ACQUISITION CORP.

                                       By: /s/ NATHAN BLACKWELL
                                           ------------------------------------
                                           Name:    Nathan Blackwell
                                           Title:   Attorney In Fact

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

                                       CIMNET, INC.
                                       (solely for purposes of Section 4.3)

                                       By: /s/ JOHN D. RICHARDSON
                                           ------------------------------------
                                           Name:    John D. Richardson
                                           Title:   President and CEO


                                       STOCKHOLDERS:

                                       /s/ JOHN D. RICHARDSON
                                       -----------------------------------------
                                       John D. Richardson, individually


                                       /s/ LYNN RICHARDSON
                                       -----------------------------------------
                                       Lynn Richardson, individually


                                       /s/ JASON DIETRICH
                                       -----------------------------------------
                                       Jason Dietrich, individually


                                       /s/ ANTHONY CROUCH
                                       -----------------------------------------
                                       Anthony Crouch, individually


                                       /s/ BILL NYMAN
                                       -----------------------------------------
                                       Bill Nyman, individually


                                       /s/ DAVID BIRK
                                       -----------------------------------------
                                       David Birk, individually


                                       /s/ GRANT KELLY
                                       -----------------------------------------
                                       Grant Kelly, individually


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

                                       /s/ J. JEFFREY FOX
                                       -----------------------------------------
                                       J. Jeffrey Fox, individually


                                       /s/ KARL GERHART
                                       -----------------------------------------
                                       Karl Gerhart, individually


                                       /s/ ALAN N. FORMAN and JOCELYN FORMAN
                                       -----------------------------------------
                                       Alan N. Forman and Jocelyn Forman,
                                       joint tenants



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

                                    EXHIBIT A

--------------------------------------------------------------------------------
      Stockholder           Existing Shares                     Address
--------------------------------------------------------------------------------

  John D. Richardson           3,060,000                  925 Berkshire Blvd.
                                                          Wyomissing, PA 19610
--------------------------------------------------------------------------------

   Lynne Richardson              200,000                     56 Focht Road
                                                          Robesonia, PA 19551
--------------------------------------------------------------------------------

    Jason Dietrich                59,677                   925 Berkshire Blvd.
                                                          Wyomissing, PA 19610
--------------------------------------------------------------------------------

    Anthony Crouch               425,312                  925 Berkshire Blvd.
                                                          Wyomissing, PA 19610
--------------------------------------------------------------------------------

      Billy Nyman                 11,200                   226 Maple Street
                                                          Robesonia, PA 19551
--------------------------------------------------------------------------------

      David Birk                   5,000                  47 Downs Lake Circle
                                                            Dallas, TX 75230
--------------------------------------------------------------------------------

      Grant Kelly                112,269                   5A Central Avenue
                                                             Como NSW 2226
                                                               Australia
--------------------------------------------------------------------------------

    J. Jeffrey Fox                20,000                   309 Tucker Street
                                                          Annapolis, MD 21401
--------------------------------------------------------------------------------

     Karl Gerhart                125,000                   219 Farmstead Lane
                                                            Lititz, PA 17543
--------------------------------------------------------------------------------

  Alan N. Forman and             100,000                     7 Times Square
     Jocelyn Forman                                        New York, NY 10036
--------------------------------------------------------------------------------

        Total:                 4,118,458
--------------------------------------------------------------------------------

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